GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	12 Months Ended
Dec. 31, 2019
Gain/(Loss) on sale of assets and deferred gains [Abstract]
GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS

(in thousands of $)	2019	2018	2017
Net gain (loss) on sale of vessels	—	2	(570)
Amortization of deferred gains	—	258	258
	—	260	(312)

Upon adoption of ASC 842, the remaining balance of deferred gain of $2.5 million related to the sale and leaseback transaction of eight vessels with SFL in 2015 was recognized as an opening balance adjustment to accumulated deficit on January 1, 2019.

In 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million, gross, and we recognized an insignificant gain subsequent of a previous impairment loss in connection with the sale.

In September 2017, we entered into agreements to sell six Ultramax vessels (Golden Libra, Golden Virgo, Golden Taurus, Golden Gemini, Golden Aries and Golden Leo). In the fourth quarter of 2017, we agreed to a partial settlement for one of these vessels in the form of consideration shares in the buyer. In the aggregate, the consideration received consisted of $135.1 million in cash and 910,802 consideration shares in the buyer. The value of the consideration shares in the buyer was $7.4 per share at the date of completion of the sale. The six vessels were delivered in the fourth quarter of 2017 and we recorded a net loss of $0.6 million upon completion of the sales.